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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    FEBRUARY 14, 2005

                              ELOYALTY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      0-27975                 36-4304577
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

150 FIELD DRIVE, SUITE 250, LAKE FOREST, ILLINOIS                       60045
     (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (847) 582-7000

                                ----------------

                                Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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 ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On February 14, 2005, eLoyalty announced its results of operations for the fourth quarter of 2004. A copy of the press release announcing the company's fourth quarter 2004 results is included as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit

     Number        Description
      99.1         Press Release, dated February 14, 2005, announcing eLoyalty's fourth quarter 2004 results of operations.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              eLOYALTY CORPORATION

Date: February 14, 2005                    By: /s/ Steven C. Pollema
                                              ----------------------------------
                                                   Steven C. Pollema
                                           Vice President, Operations  and Chief
                                           Financial Officer

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EXHIBIT INDEX

     Exhibit
     Number        Description

      99.1 Press Release, dated February 14, 2005, announcing eLoyalty's fourth quarter 2004 results of operations.